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                                                                  Exhibit 10.15A

                      FIRST AMENDMENT TO LEASE AGREEMENT


     This First Amendment (this "Amendment") is entered into as of December __, 1997 by and between Industrial Centers Corp. ("Lessor") and Hawker Pacific Aerospace (formerly Hawker Pacific, Inc.), a California corporation ("Lessee"), in order to amend that certain Lease Agreement, dated March 31, 1997 (the "Lease"), between Lessor and Lessee as herein set forth:

     12. ASSIGNMENT AND SUBLETTING. Section 12.1(b) is hereby amended to read in its entirety as follows:

     "(b) A change in control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis of twenty-five percent (25%) or more of the voting control of Lessee, other than any bona-fide underwritten public offering of Lessee's securities registered under the Securities Act of 1933, as amended, or any securities issued pursuant to Lessee's employee stock option plans, shall constitute a change in control for this purpose."

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       LESSOR:
                                       Industrial Centers Corp.


                                       By:
                                          ----------------------------------

                                       Name:
                                            --------------------------------

                                       Title:
                                             -------------------------------


                                       LESSEE:
                                       HAWKER PACIFIC AEROSPACE


                                       By:
                                          ----------------------------------
                                           Brian S. Aune
                                           Chief Financial Officer